Exhibit 10.1

FORM OF
EMPLOYEE MATTERS AGREEMENT
by and between
HAWAIIAN ELECTRIC INDUSTRIES, INC.
and
ASB HAWAII, INC.

Dated as of [•], 2016

TABLE OF CONTENTS

	ARTICLE I

	DEFINITIONS

Section 1.1	Definitions	1

	ARTICLE II

	GENERAL PRINCIPLES

Section 2.1	Nature of Liabilities	3
Section 2.2	Assumption and Retention of Liabilities Generally	3
Section 2.2	Bank Participation in HEI Benefit Plans	3
Section 2.4	Bank Stock Plan; Bank LTIP	4

	ARTICLE III

	CERTAIN BENEFIT PLAN MATTERS

Section 3.1	In General	4
Section 3.2	Savings Plans	4
Section 3.3	Pension Plans	4
Section 3.4	Post-Retirement Welfare Benefits	4
Section 3.5	Non-Equity Incentive Awards	4

	ARTICLE IV
	EQUITY INCENTIVE AWARDS

Section 4.1	Treatment of HEI Restricted Stock Units	4
Section 4.2	Treatment of HEI Performance Share Units	5
Section 4.3	General	5

	ARTICLE V

	GENERAL AND ADMINISTRATIVE

Section 5.1	Employer Rights	5
Section 5.2	Effect on Employment	6
Section 5.3	Sections 162(m)/409A	6
Section 5.4	Access To Employees	6
Section 5.5	Complete Agreement; Construction	6

EMPLOYEE MATTERS AGREEMENT
This EMPLOYEE MATTERS AGREEMENT (this “Agreement”), dated as of [•], 2016, is entered into by and between Hawaiian Electric Industries, Inc., a Hawaii corporation (“HEI”), and ASB Hawaii, Inc., a Delaware corporation and a direct, wholly owned subsidiary of HEI (“ASB Hawaii”). HEI and ASB Hawaii are sometimes referred to herein individually as a “Party,” and collectively as the “Parties.”
RECITALS
WHEREAS, HEI, acting through its direct and indirect subsidiaries, currently owns and conducts the Utility Businesses and the Bank Businesses;
WHEREAS, HEI has entered into that certain Agreement and Plan of Merger, dated as of December 3, 2014, by and among NextEra Energy, Inc., a Florida corporation, NEE Acquisition Sub I, LLC, a Delaware limited liability company, NEE Acquisition Sub II, Inc., a Delaware corporation, and HEI, pursuant to which NextEra Energy, Inc. will acquire HEI and the Utility Businesses;
WHEREAS, the Parties intend to effect the Separation and Distribution such that following the consummation of such transactions (a) HEI will own and conduct only the Utility Businesses and (b) ASB Hawaii will own and conduct the Bank Businesses as an independent publicly traded company;
WHEREAS, the Parties have entered into a Separation and Distribution Agreement dated as of [•], 2016, (the “Separation Agreement”), to set forth in part how the Separation and Distribution shall be effected; and
WHEREAS, the Separation Agreement provides that the Parties will enter into this Employee Matters Agreement to allocate certain Assets and Liabilities, and to memorialize certain other agreements, in connection with the Separation and Distribution.
NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Parties hereby agree as follows:
ARTICLE I
DEFINITIONS
Section 1.1    Definitions. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Separation Agreement and the following terms shall have the following meanings:
“Agreement” shall have the meaning set forth in the Preamble.
“Bank 401(k) Plan” shall mean the American Savings Bank 401(k) Plan.
“Bank Benefit Plan” shall mean any Benefit Plan that covers only current or former directors or employees of ASB Hawaii or ASB in their capacity as such and in any event shall include the Benefit Plans identified on Schedule A.
“Bank Employee” shall mean an active employee or an employee on vacation or on leave of absence (including maternity, paternity, family, sick leave, qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, and leave under the Family Medical Leave Act and other leaves) who, as of the Distribution Time, is employed by any member of the Bank Group.
“Bank Individual” shall mean each Bank Employee and Former Bank Employee.
“Bank LTIP” shall have the meaning set forth in Section 2.4.
“Bank Pension Plan” shall mean the American Savings Bank Retirement Plan.

“Bank Performance Share Unit” shall have the meaning set forth in Section 4.2(a).
“Bank Restricted Stock Unit” shall have the meaning set forth in Section 4.1(a).
“Bank Stock Plan” shall have the meaning set forth in Section 2.4.
“Bank Stock Price” shall mean the volume-weighted average closing per-share trading price of ASB Hawaii Common Stock over the first five trading days beginning with and following the Distribution Date.
“Benefit Plan” shall mean (a) each employment, consulting, bonus, incentive or deferred compensation, equity or equity-based compensation, severance, change in control, retention, termination, death benefit, or other Contract between HEI or any HEI Subsidiary, on the one hand, and any current or former director, officer, employee or independent contractor of HEI or any HEI Subsidiary, on the other hand, or with respect to which HEI or any HEI Subsidiary has any present or potential future liability and (b)  each (i) pension plan (as defined in Section 3(2) of ERISA, whether or not subject to ERISA), supplemental employee retirement plan (SERP), excess pay plan, or post-retirement or employment health or medical plan, program, policy or arrangement, (ii) bonus, incentive or deferred compensation or equity or equity-based compensation plan, program, policy or arrangement, (iii) severance, change in control, retention or termination plan, program, policy or arrangement or (iv) other compensation, pension, retirement, savings or other benefit plan, program, policy or arrangement, in each case, sponsored, maintained, contributed to or required to be maintained or contributed to by HEI or any Person that, together with HEI, is treated as a single employer under Section 414 of the Code , or with respect to which HEI or any HEI Subsidiary has any present or potential future liability.
“Conversion Ratio” shall mean a fraction, the numerator of which is the HEI Stock Price and the denominator of which is the Bank Stock Price.
“ERISA” shall mean the Employee Retirement Income Security Act of 1974, as amended.
“Former Bank Employee” shall mean any individual (a) who was employed before the Distribution Date by a member of the Utility Group or Bank Group, (b) who, as of the Distribution Date, is not employed by a member of the Utility Group or Bank Group and (c) whose last employment with HEI and its Subsidiaries was with the Bank Group.
“Former Utility Employee” shall mean any individual (a) who was employed before the Distribution Date by a member of the Utility Group or Bank Group, (b) who, as of the Distribution Date, is not employed by a member of the Utility Group or Bank Group and (c) whose last employment with HEI and its Subsidiaries was with the Utility Group.
“HEI” shall have the meaning set forth in the Preamble.
“HEI 401(k) Plan” shall mean the Hawaiian Electric Industries Retirement Savings Plan.
“HEI Benefit Plan” shall mean each Benefit Plan other than the Bank Benefit Plans.
“HEI Pension Plan” shall mean the Retirement Plan for Employees of Hawaiian Electric Industries, Inc. and Participating Subsidiaries.
“HEI Performance Share Unit” shall mean a unit granted by HEI pursuant to one of the HEI Stock Plans representing a general unsecured promise by HEI or one of its Affiliates to deliver a share of HEI Common Stock and dividend equivalents, if applicable (or the cash equivalent of either), upon the satisfaction of a performance based vesting requirement.
“HEI Restricted Stock Unit” shall mean a unit pursuant to one of the HEI Stock Plans representing a general unsecured promise by HEI or one of its Affiliates to deliver a share of HEI Common Stock and dividend equivalents, if applicable (or the cash equivalent of either), upon the satisfaction of a vesting requirement (other than performance based vesting requirements).
“HEI Stock Plans” shall mean, collectively, the 1987 Stock Option and Incentive Plan of HEI and the HEI’s 2010 Equity and Incentive Plan.
“HEI Stock Price” shall mean the sum of (a) $0.50, (b) the Bank Stock Price multiplied by the number of shares of ASB Hawaii Common Stock distributed in respect of each share of HEI Common Stock in the Distribution, and (c)

0.24130 multiplied by the closing per-share trading price of the common stock of NextEra Energy, Inc., $0.01 par value, on the Distribution Date (or, if there is no trading on such day, on the next most recently preceding trading day).
“Parties” shall have the meaning set forth in the Preamble.
“Separation Agreement” shall have the meaning set forth in the Recitals.
“Utility Employee” shall mean an active employee or an employee on vacation or on leave of absence (including maternity, paternity, family, sick leave, qualified military service under the Uniformed Services Employment and Reemployment Rights Act of 1994, and leave under the Family Medical Leave Act and other leaves) who, as of the Distribution Time, is employed by any member of the Utility Group.
“Utility Individual” shall mean each Utility Employee and each Former Utility Employee.
ARTICLE II

GENERAL PRINCIPLES

Section 2.1    Nature of Liabilities. All Liabilities assumed or retained by the Utility Group under this Agreement shall be HEI Liabilities for purposes of the Separation Agreement. All Liabilities assumed or retained by the Bank Group under this Agreement shall be Bank Liabilities for purposes of the Separation Agreement.

Section 2.2    Assumption and Retention of Liabilities Generally.

(a)As of the Distribution Time, except as otherwise expressly provided for in this Agreement, HEI shall, or shall cause one or more members of the Utility Group to, assume or retain and HEI hereby agrees to (or to cause a member of the Utility Group to) pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all HEI Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all Utility Individuals to the extent arising in connection with or as a result of employment with or the performance of services for any member of the Utility Group or Bank Group before, on or after the Distribution Date and (iii) any other Liabilities or obligations expressly assigned to a member of the Utility Group under this Agreement.
(b)As of the Distribution Time, except as otherwise expressly provided for in this Agreement, ASB Hawaii shall, or shall cause one or more members of the Bank Group to, assume or retain, as applicable, and ASB Hawaii hereby agrees to (or to cause a member of the Bank Group to) pay, perform, fulfill and discharge, in due course in full (i) all Liabilities under all Bank Benefit Plans, (ii) all Liabilities with respect to the employment, service, termination of employment or termination of service of all Bank Individuals to the extent arising in connection with or as a result of employment with or the performance of services for any member of the Utility Group or Bank Group before, on or after the Distribution Date and (iii) any other Liabilities or obligations expressly assigned to a member of the Bank Group under this Agreement.
(c)Notwithstanding the foregoing provisions of this Section 2.2, (i) HEI shall, or shall cause one or more members of the Utility Group to, assume or retain, Liabilities under a HEI Benefit Plan attributable to a Bank Individual to the extent such Liability is attributable to such Bank Individual’s employment with a member of the Utility Group and such Liability is a Liability of such HEI Benefit Plan as of the date hereof, and (ii) ASB Hawaii shall, or shall cause one or more members of the Bank Group to, assume or retain, Liabilities under a Bank Benefit Plan attributable to a Utility Individual to the extent such Liability is attributable to such Utility Individual’s employment with a member of the Bank Group and such Liability is a Liability of such Bank Benefit Plan as of the date hereof.
(d)From time to time after the Distribution Date, ASB Hawaii shall promptly reimburse HEI, upon HEI’s reasonable request and the presentation by HEI of such substantiating documentation as ASB Hawaii shall reasonably request, for the cost of any obligations or Liabilities satisfied or assumed by HEI or its Affiliates (as determined after the Distribution Date) that are, or that have been made pursuant to this Agreement, the responsibility of ASB Hawaii or any of its Affiliates (as determined after the Distribution Date).
(e)From time to time after the Distribution Date, HEI shall promptly reimburse ASB Hawaii, upon ASB Hawaii’s’ reasonable request and the presentation by ASB Hawaii of such substantiating documentation as HEI shall reasonably request, for the cost of any obligations or Liabilities satisfied or assumed by ASB Hawaii or its Affiliates (as determined after the Distribution Date) that are, or that have been made pursuant to this Agreement, the responsibility of HEI or its Affiliates (as determined after the Distribution Date).

Section 2.3    Bank Participation in HEI Benefit Plans. Effective as of the Distribution Date: (a) each member of the Bank Group shall cease to be a participating company in any HEI Benefit Plan; and (b) each Bank Individual shall cease to participate in, be covered by, accrue benefits under, be eligible to contribute to or have any rights under any HEI Benefit Plan.  Notwithstanding the foregoing, any Bank Individual (and for sake of clarity, any eligible family member of a Bank Individual) who participated in the Hawaiian Electric Industries, Inc. Group Long-Term Care Policy and experienced a condition triggering benefits thereunder prior to the Distribution Date shall remain eligible for benefits thereunder following the Distribution Date with respect to such condition, in accordance with the terms of the policy as in effect from time to time.

Section 2.4    Bank Stock Plan; Bank LTIP. Effective as of the Distribution Date, ASB Hawaii shall have adopted the ASB Hawaii Equity and Incentive Plan (the “Bank Stock Plan”), which shall permit the issuance of equity incentive awards denominated in ASB Hawaii Common Stock, including Bank Restricted Stock Units and Bank Performance Share Units, as described in Article IV. The Bank Stock Plan shall be approved before the Distribution Time by HEI as ASB Hawaii’s sole stockholder. Effective as of the Distribution Date, ASB Hawaii shall also have established, pursuant to the Bank Stock Plan, the ASB Hawaii Long-Term Incentive Plan (the “Bank LTIP”), which shall provide for the issuance of equity incentive awards denominated in ASB Hawaii Common Stock, including Bank Restricted Stock Units and Bank Performance Share Units, as described in Article IV.

ARTICLE III

CERTAIN BENEFIT PLAN MATTERS

Section 3.1    In General. Except as otherwise expressly provided in this Article III, there shall be no transfer of Assets or Liabilities from a HEI Benefit Plan to a Bank Benefit Plan in respect of a Bank Individual in respect of the Separation or Distribution.

Section 3.2    Savings Plans. Effective as of not later than immediately before the Distribution Time, HEI shall cause the trustee of the master trust formed under the HEI 401(k) Plan and Bank 401(k) Plan to segregate the Assets attributable to the respective plans into two separate trusts with terms and conditions otherwise substantially similar to those applicable under such master trust as of immediately prior to the Distribution Date. Effective as of the Distribution Date, HEI shall assume sole responsibility for settlor functions under the trust attributable to the HEI 401(k) Plan, and ASB Hawaii shall assume sole responsibility for settlor functions under the trust attributable to the Bank 401(k) Plan.

Section 3.3    Pension Plans. Effective as of not later than immediately before the Distribution Time, HEI shall cause the trustee of the master trust formed under the HEI Pension Plan and Bank Pension Plan to segregate the Assets attributable to the respective plans into two separate trusts with terms and conditions otherwise substantially similar to those applicable under such master trust as of immediately prior to the Distribution Date. Effective as of the Distribution Date, HEI shall assume sole responsibility for settlor functions under the trust attributable to the HEI Pension Plan, and ASB Hawaii shall assume sole responsibility for settlor functions under the trust attributable to the Bank Pension Plan.

Section 3.4    Post-Retirement Welfare Benefits. Without limiting Section 2.2: (a) effective as of the Distribution Date, HEI shall (or shall cause a member of the Utility Group to) retain and be solely responsible for all Liabilities and obligations with respect to Utility Individuals under each Benefit Plan that is a post-retirement welfare benefit plan; and (b) effective as of the Distribution Date, ASB Hawaii shall (or shall cause a member of the Bank Group to) retain and be solely responsible for all Liabilities and obligations with respect to Bank Individuals under each Benefit Plan that is a post-retirement welfare benefit plan.

Section 3.5    Non-Equity Incentive Awards. Without limiting Section 2.2(b), ASB Hawaii shall, or shall cause one or more members of the Bank Group to, assume or retain, as applicable, and ASB Hawaii hereby agrees to (or to cause a member of the Bank Group to) pay, perform, fulfill and discharge, in due course in full any Liabilities in relation to any non-equity incentive compensation programs maintained in respect of Bank Individuals regardless whether such Liabilities relate to any annual, quarterly or other temporal period beginning or ending before, on or after the Distribution Date.

ARTICLE IV

EQUITY INCENTIVE AWARDS

Section 4.1    Treatment of HEI Restricted Stock Units.

(a)    Each HEI Restricted Stock Unit that is outstanding immediately prior to the Distribution and that is held by a Bank Individual at that time shall, as of immediately following the Distribution, be cancelled and immediately replaced with a time-based Restricted Stock Unit award with respect to ASB Hawaii Common Stock (a “Bank

Restricted Stock Unit”). The number of shares of ASB Hawaii Common Stock subject to each Bank Restricted Stock Unit shall be equal to the product (rounded up to the nearest whole share) of (i) the number of shares of HEI Common Stock subject to the corresponding HEI Restricted Stock Unit immediately prior to the Distribution Date multiplied by (ii) the Conversion Ratio.
(b)    The settlement of each Bank Restricted Stock Unit shall be subject to the terms of the Bank Stock Plan, which shall provide that, except as otherwise provided herein, the terms and conditions applicable to the Bank Restricted Stock Unit shall be substantially similar to the terms and conditions applicable to the corresponding HEI Restricted Stock Unit (as set forth in the applicable HEI Stock Plan, award agreement or in the holder’s then applicable employment agreement with member of the Utility Group, if any). With respect to each Bank Restricted Stock Unit, ASB Hawaii shall cause each Bank Individual to receive full vesting service credit for such Bank Individual’s service with HEI and its Subsidiaries before the Distribution Date to the same extent such service was recognized with respect to the corresponding HEI Restricted Stock Unit immediately before the Distribution Date.

Section 4.2    Treatment of HEI Performance Share Units.

(a)    Each HEI Performance Share Unit that is outstanding immediately prior to the Distribution and that is held by a Bank Individual at that time shall, as of immediately following the Distribution, be converted into a performance-based Restricted Stock Unit award with respect to ASB Hawaii Common Stock (a “Bank Performance Share Unit”). The number of shares of ASB Hawaii Common Stock subject to each Bank Performance Share Unit shall be equal to the product (rounded up to the nearest whole share) of (i) the number of shares of HEI Common Stock subject to the corresponding HEI Performance Share Unit immediately prior to the Distribution Date multiplied by (ii) the Conversion Ratio.
(b)    The settlement of each Bank Performance Share Unit shall be subject to the terms of the Bank Stock Plan and the Bank LTIP. The terms and conditions otherwise applicable to the Bank Performance Share Unit shall be substantially similar to the terms and conditions applicable to the corresponding HEI Performance Share Unit, except that the applicable performance goals may be adjusted by the Compensation Committee of the Board of Directors of the Bank (the “Bank Compensation Committee”) in its discretion and all or a portion of the Bank Performance Share Units may be terminated by Bank Compensation Committee and replaced by substitute awards. With respect to each Bank Performance Share Unit, ASB Hawaii shall cause each Bank Individual to receive full vesting service credit for such Bank Individual’s service with HEI and its Subsidiaries before the Distribution Date to the same extent such service was recognized with respect to the corresponding HEI Performance Share Unit immediately before the Distribution Date.

Section 4.3    General.

(a)    All of the adjustments described in this Article IV shall be effected in accordance with Section 409A of the Code, to the extent applicable.

(b)    ASB Hawaii shall use commercially reasonable efforts to maintain effective registration statements with the Securities Exchange Commission with respect to the awards described in this Article IV, to the extent any such registration statement is required by applicable Law.

(c)    On and after the Distribution Date, ASB Hawaii shall be responsible for the satisfaction of all Liabilities with respect to the Bank Restricted Stock Units and Bank Performance Share Units.

(d)    On and after the Distribution Date, ASB Hawaii shall be responsible for (or cause an Affiliate to be responsible for) all income, payroll and other Tax remittance and reporting related to income of Bank Individuals in respect of Bank Restricted Stock Units and Bank Performance Share Units, and ASB Hawaii (or one of its Affiliates) shall be entitled to claim any Tax deduction attributable to the settlement of Bank Restricted Stock Units and Bank Performance Share Units held by or in respect of Bank Individuals.

(e)    The Parties hereby acknowledge that the provisions of this Article IV are intended to achieve certain Tax, legal and accounting objectives and, in the event such objectives are not achieved, the Parties agree to negotiate in good faith regarding such other actions that may be necessary or appropriate to achieve such objectives.

ARTICLE V

GENERAL AND ADMINISTRATIVE

Section 5.1    Employer Rights. Nothing in this Agreement shall be deemed to be an amendment to any Benefit Plan or to prohibit any member of the Utility Group or Bank Group, as the case may be, from amending, modifying or terminating any HEI Benefit Plan or Bank Benefit Plan in accordance with the terms of such Benefit Plan at any time within its sole discretion.

Section 5.2    Effect on Employment. Nothing in this Agreement is intended to or shall confer upon any Utility Individual or Bank Individual any right to continued employment, or any recall or similar rights to any such individual on layoff or any type of leave.

Section 5.3    Sections 162(m)/409A. Notwithstanding anything in this Agreement to the contrary, the Parties agree to negotiate in good faith regarding the need for any treatment different from that otherwise provided herein to ensure that (i) a federal income Tax deduction for the payment of such supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation is not limited by reason of Section 162(m) of the Code, and (ii) the treatment of any supplemental or deferred compensation or long-term incentive award, annual incentive award or other compensation does not cause the imposition of a Tax under Section 409A of the Code.

Section 5.4    Access To Employees. On and after the Distribution Date, HEI and ASB Hawaii shall, or shall cause each of their respective Affiliates to, make available to each other those of their employees who may reasonably be needed in order to defend or prosecute any legal or administrative action (other than a legal action between HEI and ASB Hawaii or their respective Affiliates) to which any current or former employee or director of the Utility Group or the Bank Group or any HEI Benefit Plan or Bank Benefit Plan is a party and which relates to a Benefit Plan. The Party to whom an employee is made available in accordance with this Section 5.4 shall pay or reimburse the other Party for all reasonable expenses which may be incurred by such employee in connection therewith, including all reasonable travel, lodging, and meal expenses, but excluding any amount for such employee’s time spent in connection herewith.

Section 5.5    Complete Agreement; Construction. This Agreement, including any Schedules, and the Separation Agreement shall constitute the entire agreement between the Parties with respect to the subject matter hereof and shall supersede all previous negotiations, commitments, course of dealings and writings with respect to such subject matter. In the event and to the extent that there shall be a conflict between the provisions of this Agreement and the provisions of the Separation Agreement, this Agreement shall control.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have signed this Employee Matters Agreement effective as of the date first set forth above.

HAWAIIAN ELECTRIC INDUSTRIES, INC.

By: _______________________________________
Name:
Title:

ASB HAWAII, INC.

By: _______________________________________
Name:
Title:

SCHEDULE A

CERTAIN BANK BENEFIT PLANS

[TO COME]